EXECUTION COPY






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                   INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

                         dated as of September 13, 2002,

                                 relating to the

                      AMENDED AND RESTATED CREDIT AGREEMENT

                            dated as of July 3, 2002,

                                      among

                               TEREX CORPORATION,
                          CERTAIN OF ITS SUBSIDIARIES,
                            THE LENDERS PARTY THERETO

                                       and

                           CREDIT SUISSE FIRST BOSTON,
                             as Administrative Agent
                                   -----------

                           CREDIT SUISSE FIRST BOSTON
                                       and
                           SALOMON SMITH BARNEY INC.,
                              as Co-Lead Arrangers
                              and Joint Bookrunners

                                       and

                           SALOMON SMITH BARNEY INC.,
                              as Syndication Agent




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







                                    INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT
                           dated as of September 13, 2002, (this "Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH ("CSFB Cayman"), CITICORP USA, INC. ("CUSA"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent").


         A. Reference is made to the Amended and Restated Credit Agreement dated as of July 3, 2002 (the "Credit Agreement"), among Terex, the subsidiaries of Terex party thereto, the Lenders party thereto, the Administrative Agent and CSFB, as Collateral Agent.

         B. Pursuant to Section 2.27 of the Credit Agreement, Terex has requested that CSFB Cayman and CUSA and/or any affiliate thereof, including Salomon Smith Barney Inc. ( "SSBI") and Citibank N.A., as CUSA shall deem appropriate (together with CUSA, "Citi/SSB", and, together with CSFB Cayman, the "Incremental Lenders") provide Terex with an Incremental Term Loan Commitment.

         C. Each Incremental Lender is willing to provide Terex with an Incremental Term Loan Commitment, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

         D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


         SECTION 1. Defined Terms; etc.. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be an "Incremental Term Loan Assumption Agreement" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 2. Terms and Conditions. The Incremental Term Loan Commitment evidenced hereby shall be a commitment to make Other Term Loans to Terex having the following terms and conditions:

Incremental Term Loan Commitment    $210,000,000, 50% of which shall be
Amount:                             provided by CSFB Cayman and 50% of
                                    which shall be provided by Citi/SSB.
                                    The Incremental Term Loan
                                    Commitments of the Incremental
                                    Lenders are several and not joint.

Incremental Term Loan Closing Date: The full amount of the Incremental Term
                                    Loans to be made under this Agreement
                                    shall be made on September 13, 2002, or
                                    such other date as may be agreed upon by CSFB Cayman, Citi/SSB and Terex (such date, the "Incremental Term Loan Closing Date"). If the Incremental Term Loan Closing Date shall not have occurred on or prior to September 16, 2002, then the Incremental Term Loan Commitment hereunder shall terminate unless each of CSFB
                                    Cayman and Citi/SSB, in each of their
                                    respective discretion, shall agree to an extension.

Incremental Term Loan Maturity Date: December 31, 2009.

Incremental Term Loan Repayment
Dates and Amounts:                  As set forth in Annex I hereto.

Applicable Percentage:              2.50% per annum, in the case of any
                                    Eurocurrency Incremental Term Loan.
                                    1.50% per annum, in the case of any
                                    ABR Incremental Term Loan.

Special Mandatory Prepayment:

                                    If the Incremental Term Loans shall have been funded hereunder but Terex shall not have consummated its proposed acquisition of Genie Holdings, Inc. (the "Acquisition") on or prior to October 15, 2002, then on October 16, 2002, Terex shall prepay Term Loans and Other Term Loans in accordance with Section 2.13(f) of the Credit Agreement by an amount equal to at least $200,000,000 (the
                                    "Prepayment"); provided, however, that if on October 15, 2002 each of CSFB
                                    Cayman, Citi/SSB and the Administrative
                                    Agent shall reasonably determine that
                                    Terex has not consummated the Acquisition solely on account of a delay by the applicable French regulatory agency or other French governmental organization to approve the consummation of the Acquisition, then Terex shall not be required to make the Prepayment on October 16, 2002; provided further that in any case if the Acquisition has not been consummated by November 15, 2002, Terex shall make the Prepayment on November 16, 2002.

General:                            The Incremental Term Loans described
                                    above shall constitute "Incremental Term
                                    Loans" for all purposes of the Credit
                                    Agreement and the other Loan Documents, and the Incremental Lenders shall be
                                    Lenders with respect to such Incremental
                                    Term Loans for all purposes of the
                                    Credit Agreement and the other Loan
                                    Documents.

     SECTION 3. Conditions Precedent.  The obligation of each of CSFB Cayman and
Citi/SSB  to  make   Incremental  Term  Loans  hereunder  shall  be  subject  to satisfaction of the following conditions precedent:

                  (a) On the Incremental Term Loan Closing Date, each of the conditions set forth in paragraphs (b) and (c) of Article IV of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Terex;

                  (b) The condition set forth in Section 2.27(c)(ii) of the Credit Agreement shall have been satisfied, and the Administrative Agent shall have received a certificate to that effect dated the Incremental Term Loan Closing Date, executed by a Financial Officer of Terex and containing a reasonably detailed calculation of the ratios contemplated thereby;

                  (c) The Administrative Agent shall have received, on behalf of itself, CSFB Cayman and Citi/SSB, a favorable written opinion of Eric Cohen, General Counsel of Terex, substantially to the effect set forth in Exhibit A, (i) dated the Incremental Term Loan Closing Date, (ii) addressed to the Administrative Agent, CSFB Cayman and Citi/SSB and
         (iii) covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and Terex hereby requests such counsel to deliver such opinion.

                  (d) The Administrative Agent shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of Terex, certified as of a recent date by the Secretary of State of the State of Delaware (or a certificate of a Responsible Officer of Terex to the effect that there has been no change to such documents since the last such documents previously delivered to the Administrative Agent), and a certificate as to the good standing of Terex as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of Terex dated the Incremental Term Loan Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of Terex as in effect on the Incremental Term Loan Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or a certificate of a Responsible Officer of Terex to the effect there has been no change to such documents since the last such documents previously delivered to the Administrative Agent), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of Terex authorizing the execution, delivery and performance of this Agreement and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation of

         Terex has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause
         (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement on behalf of Terex; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as CSFB Cayman, Citi/SSB or the Administrative Agent may reasonably request;

                  (e) (i) Each of the amendments or modifications to the Security Documents reasonably requested by, and in form and substance reasonably satisfactory to, the Administrative Agent relating to each of the Mortgaged Properties shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, (ii) each of such Security Documents shall have been delivered to First American Title Insurance Company of New York ("FATICO"), with instructions to file and record such Security Documents in the recording office as specified on Schedule 3.19(d) of the Credit Agreement as promptly as practicable after the Incremental Term Loan Closing Date and (iii) FATICO shall have received from Terex all recording fees and mortgage taxes due upon filing.

                  (f) The Administrative Agent shall have received all fees due and payable pursuant to the fee letter dated the date hereof among Terex, CSFB Cayman, CSFB, CUSA and SSBI and all other amounts due and payable on or prior to the Incremental Term Loan Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by Terex hereunder or under any other Loan Document.

         SECTION 4. Certain Agreements. (a) Terex acknowledges that the Incremental Lenders intend to syndicate the Incremental Term Loans made hereunder and agrees to actively assist the Incremental Lenders in completing a satisfactory syndication. Such assistance shall include direct contact between senior management, representatives and advisors of Terex and the proposed syndicate members and the assistance by Terex in the preparation of marketing materials to be used in connection with the syndication. Terex further agrees that all information prepared or furnished by it to the Incremental Lenders in connection with this Agreement or for use in connection with the syndication of the Incremental Term Loans shall be subject to the representation set forth in
Section 3.15 of the Credit Agreement.

         (b) Terex agrees that, until the Incremental Lenders shall have notified Terex of the completion of the syndication of the Incremental Term Loans (which notice shall be given as promptly as practicable and, in any event, shall be deemed given on the 30th day following the Incremental Term Loan Closing Date), Terex shall not engage or participate in any competing offering, placement or arrangement of any debt securities of, or bank financing by, Terex or any of its subsidiaries in the U.S. capital or bank markets; provided, however, that the foregoing shall not prohibit (i) the borrowing of Revolving Loans, Swingline Loans or the issuance of Letters of Credit under the Credit Agreement, (ii) any sale of receivables permitted by the Credit Agreement or
(iii) the establishment of, or borrowings under, local lines of credit by Foreign Subsidiaries.

         (c) For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Section 9.05 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties' respective obligations under, this Agreement, the making and syndication of the Incremental Term Loans, the use of the proceeds thereof and the other transactions contemplated hereby.

     SECTION 5. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

     SECTION 7. Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 9 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

     SECTION 8. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to be taken into consideration in interpreting this Agreement.

     SECTION 9. Effectiveness. This Agreement shall become effective as of September 13, 2002, on the date that the Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of Terex, CSFB Cayman, CUSA and the Administrative Agent. This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                         TEREX CORPORATION,

                                         by
                                            -----------------------------------
                                              Name:
                                              Title:


                                         CREDIT SUISSE FIRST BOSTON,
                                         CAYMAN ISLANDS BRANCH,

                                         by
                                            -----------------------------------
                                              Name:
                                              Title:


                                         by
                                            -----------------------------------
                                              Name:
                                              Title:


                                         CREDIT SUISSE FIRST BOSTON,
                                         as Administrative Agent,

                                         by
                                            -----------------------------------
                                              Name:
                                              Title:


                                         by
                                            -----------------------------------
                                              Name:
                                              Title:


                                         CITICORP USA, INC.,

                                         by
                                            -----------------------------------
                                              Name:
                                              Title:

                                                                        ANNEX I


         Pursuant to Section 2.11(c) of the Credit Agreement, the following table sets forth the Incremental Term Loan Repayment Dates and the scheduled amortization of the Incremental Term Loans (expressed as a percentage of the aggregate principal amount of the Incremental Term Loans outstanding on the Incremental Term Loan Closing Date):



Incremental Term Loan                             Percentage
Repayment Date
December 31, 2002                                     .25%
March 31, 2003                                        .25%
June 30, 2003                                         .25%
September 30, 2003                                    .25%
December 31, 2003                                     .25%
March 31, 2004                                        .25%
June 30, 2004                                         .25%
September 30, 2004                                    .25%
December 31, 2004                                     .25%
March 31, 2005                                        .25%
June 30, 2005                                         .25%
September 30, 2005                                    .25%
December 31, 2005                                     .25%
March 31, 2006                                        .25%
June 30, 2006                                         .25%
September 30, 2006                                    .25%
December 31, 2006                                     .25%
March 31, 2007                                        .25%
June 30, 2007                                         .25%
September 30, 2007                                    .25%
December 31, 2007                                     .25%
March 31, 2008                                        .25%
June 30, 2008                                         .25%
September 30, 2008                                    .25%
December 31, 2008                                     .25%
March 31, 2009                                     23.4375%
June 30, 2009                                      23.4375%
September 30, 2009                                 23.4375%
Incremental Term Loan                              23.4375%
Maturity Date